UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2016
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GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2016, Global Eagle Entertainment Inc. (the “Company” or “we”) issued a press release announcing financial results for its second quarter ended June 30, 2016. We have furnished a copy of this release as Exhibit 99.1 to this Current Report on Form 8-K.

Also on August 8, 2016, the Company will conduct a conference call to discuss its results of operations for the second quarter of 2016 and to answer any questions raised by the call’s audience. We have furnished a copy of the presentation that the Company will use for this conference call as Exhibit 99.2 to this Current Report on Form 8-K.  The Company has provided webcast and dial-in details for the call in the press release furnished as Exhibit 99.1 to this report and also previously disseminated these details on July 20, 2016.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates herein by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

Dated: August 8, 2016

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release for the second quarter of 2016
99.2	Conference Call Presentation for the second quarter of 2016

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